UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

VISA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 432-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 9, 2015, Visa Inc. (the “Company”) announced an offering of $1,750,000,000 of its 1.200% Senior Notes due 2017 (the “2017 Notes”), $3,000,000,000 of its 2.200% Senior Notes due 2020 (the “2020 Notes”), $2,250,000,000 of its 2.800% Senior Notes due 2022 (the “2022 Notes”), $4,000,000,000 of its 3.150% Senior Notes due 2025 (the “2025 Notes”), $1,500,000,000 of its 4.150% Senior Notes due 2035 (the “2035 Notes”) and $3,500,000,000 of its 4.300% Senior Notes due 2045 (the “2045 Notes” and, together with the 2017 Notes, 2020 Notes, 2022 Notes, 2025 Notes and 2035 Notes, the “Notes”).

The Company received net proceeds of approximately $15.9 billion, after deducting underwriting discounts and estimated offering expenses payable by the Company. The net proceeds will be used to fund a portion of the up front cash consideration of the purchase price for the planned acquisition of Visa Europe Limited, which is more fully described in the Company’s current report on Form 8-K dated November 2, 2015, and the remainder will be used for general corporate purposes. The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated December 9, 2015 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-205813), filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2015. The Company has filed with the SEC a prospectus supplement, dated December 9, 2015, together with the accompanying prospectus, dated July 23, 2015, relating to the offer and sale of the Notes. The Notes were issued on December 14, 2015 pursuant to an Indenture (the “Indenture”) dated as of December 14, 2015 between the Company and U.S. Bank National Association, as Trustee. The Notes are unsecured obligations of the Company. The Indenture also contains customary event of default provisions. The following table summarizes information about the Notes and the offering thereof.

Title of Securities:	1.200% Senior Notes due 2017	2.200% Senior Notes due 2020	2.800% Senior Notes due 2022	3.150% Senior Notes due 2025	4.150% Senior Notes due 2035	4.300% Senior Notes due 2045

Aggregate principal amount sold:	$1,750,000,000	$3,000,000,000	$2,250,000,000	$4,000,000,000	$1,500,000,000	$3,500,000,000

Maturity date:	December 14, 2017	December 14, 2020	December 14, 2022	December 14, 2025	December 14, 2035	December 14, 2045

Public offering price:	99.947% of the principal amount	99.915% of the principal amount	99.861% of the principal amount	99.634% of the principal amount	99.865% of the principal amount	99.833% of the principal amount

Interest payment dates:	Semi-annually on each June 14 and December 14, commencing on June 14, 2016	Semi-annually on each June 14 and December 14, commencing on June 14, 2016	Semi-annually on each June 14 and December 14, commencing on June 14, 2016	Semi-annually on each June 14 and December 14, commencing on June 14, 2016	Semi-annually on each June 14 and December 14, commencing on June 14, 2016	Semi-annually on each June 14 and December 14, commencing on June 14, 2016

Interest rate:	1.200%	2.200%	2.800%	3.150%	4.150%	4.300%

Optional redemption:	Make-whole call at treasury rate plus 5 basis points	Prior to November 14, 2020, make- whole call at treasury rate plus 10 basis points; par call at any time thereafter	Prior to October 14, 2022, make- whole call at treasury rate plus 12.5 basis points; par call at any time thereafter	Prior to September 14, 2025, make- whole call at treasury rate plus 15 basis points; par call at any time thereafter	Prior to June 14, 2035, make-whole call at treasury rate plus 20 basis points; par call at any time thereafter	Prior to June 14, 2045, make-whole call at treasury rate plus 20 basis points; par call at any time thereafter

Special Mandatory Redemption:	101%	101%	101%	101%	None	None

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes. Each of the Underwriting Agreement, the Indenture and the forms of the 2017 Notes, 2020 Notes, 2022 Notes, 2025 Notes, 2035 Notes and 2045 Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6 and Exhibit 4.7, respectively. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1; and a consent relating to such incorporation of such opinion is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 23.3 by reference to its inclusion within Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated December 9, 2015 among Visa Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities LLC as representatives of the several underwriters named therein

4.1	Indenture dated December 14, 2015 between Visa Inc. and U.S. Bank National Association

4.2	Form of 1.200% Senior Notes due 2017

4.3	Form of 2.200% Senior Notes due 2020

4.4	Form of 2.800% Senior Notes due 2022

4.5	Form of 3.150% Senior Notes due 2025

4.6	Form of 4.150% Senior Notes due 2035

4.7	Form of 4.300% Senior Notes due 2045

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: December 14, 2015	By:	/s/ Vasant M. Prabhu
		Name:	Vasant M. Prabhu
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement dated December 9, 2015 among Visa Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities LLC as representatives of the several underwriters named therein

4.1	Indenture dated December 14, 2015 between Visa Inc. and U.S. Bank National Association

4.2	Form of 1.200% Senior Notes due 2017

4.3	Form of 2.200% Senior Notes due 2020

4.4	Form of 2.800% Senior Notes due 2022

4.5	Form of 3.150% Senior Notes due 2025

4.6	Form of 4.150% Senior Notes due 2035

4.7	Form of 4.300% Senior Notes due 2045

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)